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                       UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                        SCHEDULE 14C

      Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

   Check the appropriate box:

                     [X]   Preliminary Information Statement
                     [ ]   Confidential, for Use of the Commission
                           Only (as permitted by Rule
                           14c-5(d)(2))
                     [ ]   Definitive Information Statement

               STRATEGIC ALLIANCE GROUP, INC.
      (Name of Registrant As Specified In Its Charter)

  Payment of Filing Fee (Check the appropriate box):

        [X] No fee required
        [ ] Fee computed on table below per Exchange Act Rules
            14c-5(g) and 0-11

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:


      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
                (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)       Proposed maximum aggregate value of transaction:

      (5)       Total fee paid:

  Fee paid previously with preliminary materials.

  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)       Amount Previously Paid:

      (2)       Form, Schedule or Registration Statement No.:

      (3)       Filing Party:

      (4)       Date Filed:

   Note. Where any item, other than Item 4, calls for information with respect to any matter to be acted upon at the meeting or, if no meeting is being held, by written authorization or consent, such item need be answered only with respect to proposals to be made by the registrant. Registrants and acquirees that meet the definition of "small business issuer" under Rule 12b-2 of the Exchange Act (240.12b-2) shall refer to the disclosure items in Regulations S-B (228.10 et seq. of this chapter) and not Regulation S-K (229.10 et seq. of this chapter). If there is no comparable disclosure item in Regulation S-B, small business issuers need not provide the information requested. Small business issuers shall provide the financial information in Item 310 of Regulation S-B in lieu of any financial statements required by Item 1 of 240.14c-101.


  Item 1.        Information Required By Items Of Schedule 14A
  (17 CFR 240.14a-101.)

  14A. Item 1. Date, Time And Place Information.

       (a) The date of the consent to action reported in this Information Statement is November 18, 2002. The mailing address for purposes of communicating with the Registrant is 3551 S.W. Corporate Parkway, Palm City, Florida 34990.
       (b) This Information Statement will not be mailed to the Registrant's securities owners.
       (c)  Inapplicable to this Information Statement.

  14A. Item 2. Revocability Of Proxy.

  Inapplicable to this Information Statement.

  14A. Item 3. Dissenters Right Of Appraisal.

  The present action by the Registrant does not give rise to
  "Rights Of Dissenting   Owners".

  14A. Item 4. Persons Making The Solicitation.

  Inapplicable to this Information Statement.

  14A. Item 5. Interest Of Certain Persons In Matters To Be Acted
  Upon.

  Inapplicable to this Information Statement.

  14A. Item 6. Voting Securities And Principal Holders Thereof.

       (a) On November 18, 2002, the number of shares outstanding and eligible to vote was 475,000,000.

       (b) On July 29,1999, a special meeting of the Registrant's shareholders was held. The record date for voting was June 30, 1999. Of the total votes cast, 62.5% were in favor of the Registrant's management starting a search to find a merger partner for the Registrant. The search has ended with the present consent to action being submitted.

       (c)  Inapplicable to this Information Statement

       (d)  As of the date of submission of this Information
            Statement there is no person (including any "group") known to Registrant to be the beneficial owner of more than 5% of its voting securities. The Registrant's management is composed of a sole director, Mr. Floyd D. Wilkenson. As of the date of this submission, Mr. Wilkenson holds no direct or beneficial ownership of the Registrant's common stock. For communications purposes, Mr. Wilkenson's address is the same as the Registrant's.

       (e)  Inapplicable to this Information Statement.

  14A. Item 7. Directors And Executive Officers.

  Inapplicable to this Information Statement.

  14A. Item 8. Compensation of Directors And Executive Officers.

  Inapplicable to this Information Statement.

  14A. Item 9. Independent Public Accountants.

  Inapplicable to this Information Statement.

  14A. Item 10. Compensation Plans.

  Inapplicable to this Information Statement.

  14A. Item 11. Authorization Or Issuance Of Securities Otherwise
  Than For   Exchange.

  Inapplicable to this Information Statement.

  14A. Item 12. Modification Or Exchange Of Securities.

  Inapplicable to this Information Statement

  14A. Item 13. Financial And Other Information.

       (a)  See item (b) below.

       (b) Registrant's financial statements are incorporated by reference to its most recent 10K-SB for the fiscal year ended September 30, 2002, and filed on October 21, 2002.

       (c) The list of filings incorporated by reference appears on the last page of this document.

  14A. Item 14. Mergers, Consolidations, Acquisitions And Similar
       Matters.

       (a) Applicability. The action to be taken is with respect to a merger between the Registrant and Country Wide Foods, Inc.

       (b)  Transaction Information. (1) Summary Term Sheet. The
       Board of Directors of Ritchie's Rich & Ready, Inc., a Utah corporation, was authorized by the company shareholders to conclude a merger with Country Wide Foods, Inc. (formerly Freedom Medical Holding Group, Inc) a Florida corporation. Country Wide Foods, Inc., has given its Board of Directors, by a vote of 80% for and 20% either abstaining or against, authority to effect a merger between it and the Registrant. Registrant's sole director was given the authority to effect this merger by the company shareholders in 1999. It is the intention of the directors of Country Wide Foods, Inc. to file papers with the Secretary of State of Florida to change its name to Ritchie's Rich & Ready, Inc. For its part the Registrant will file papers with the Secretary of State of Florida to change its name to Country Wide Foods, Inc. The end result of the above is that the Registrant will have a new name and a wholly owned subsidiary named Ritchie's Rich
       & Ready, Inc. All parties involved anticipate that the transactions will be completed between 60 and 90 days from the date of the submission of this Form. (2) Contact Information. For the Registrant: Mr. Floyd D. Wilkenson, Mezzanine Finance Fund, LLC., 3551 S. W. Corporate Parkway, Palm City, Florida 34990, Telephone (772) 283 4490, Fax
       (772) 221 4864. For Ritchie's Rich & Ready, Inc., Mr. Leon Caldwell, Chief Financial Officer, 4583 Wedgewood Drive, Roy, Utah 84067. Telephone, (818) 340 4600, Fax, (818) 340 4545.
       (3) Business Conducted. The Registrant is an inactive company and seeks a merger partner. Country Wide Foods, Inc. is a start-up company engaged in the home meal replacement industry and specializes in deep fried turkeys. Deep-frying of turkeys is the newest method to prepare tender and juicy turkey breasts and components. The cooking process is based on a controlled moving line of turkeys injected with special recipe marinades through a 350 degree F. vat of peanut oil. After cooking, the birds are packaged and sent to the freezer or delivered fresh as the case may be. (4) Terms of the transaction. The final and definitive terms of the proposed transaction are still under negotiation. It is expected that they will be finalized very soon and immediately submitted to the Commission in an 8-K filing. (5) Regulatory Approvals.
       No federal or state regulatory requirements must be complied with nor must approval be obtained in connection with this transaction. (6) Reports, opinions, appraisals. No such documents regarding the transaction have been received from any outside party. (7)Past Contacts, transactions or negotiations. The Registrant has had many inquiries regarding the possibility of a merger. Only one was seriously pursued. This was with a company named Ivy-Entertainment.com, Inc.
       (IVY). Prolonged negotiations were held and a preliminary agreement with IVY was reached. Unfortunately, the IVY was unable to perform its contractual obligations and the potential union was negated. (8) Selected financial data.
       It must be remembered that the Registrant has been an inactive company for the past 4 years. Its only financial data is available in its Form 10K SB for its fiscal year ending September 30, 2002 which is incorporated by reference.
       Country Wide Foods, Inc. is a start up enterprise incorporated in January, 2002, and as such has no annual financial statement or report available. (9) Pro Forma Selected
       Financial Data. The Registrant's financial data, both actual and pro-forma, are those of its proposed merger partner
       Country Wide Foods, Inc.. Management of Country Wide Foods, Inc. anticipates that its aggressive and cost effective operating strategy will result in progressively increasing revenues and profits. Expected earnings, before interest and taxes, for Year 1 of operation will be a loss of $181,000.
       Year 3 is expected to show a profit of $2,107,000 and Year
       5 is expected to show a profit of $ 8,647,000. (10) Pro
       Forma Information. Item 4 above states that the terms and condition of the merger are still under negotiation so pro-forma calculations of earnings per share and book value are not possible. When the transaction has been finalized, these calculations will be made and disseminated. (11) Financial Information. There is no material financial information with respect to this transaction that has not been disclosed above.

       (c)  Information About The Parties To The Transaction.
       (1) Registrant is the Acquiring Company. Registrant was incorporated under the laws of the State of Florida in September, 1991, with the name of Eutro Group Holding, Inc.
       In the same month it completed its acquisition of Bio-Analytic Laboratories, Inc. as its only wholly owned operating subsidiary. On May 6, 1998, Eutro Group Holding, Inc.
       sold Bio-Analytic laboratories, Inc. to Cypro Environmental Group, Inc. a privately owned corporation incorporated under Florida laws. As consideration for this sale, Eutro received 500,000 shares of Cypro common stock. Since May 6, 1998, Registrant has had no operating subsidiary. In preparation for its merger with IVY Entertainment.com, Inc., Registrant changed its corporate name to Strategic Alliance Group, Inc.
       on October 18, 1999.   (2) Acquired Company. Ritchie's Rich
       & Ready, Inc., a private company, was incorporated in Utah on January 11, 2002. It has spent the time since its incorporation in setting up its operating structure and finding a merger partner whose stock is publicly traded. Its search proved fruitful when it started negotiations with the Registrant. Its products already enjoy high consumer acceptance levels. There is a pent up demand for sales immediately following the introduction of its products into the market.

       (d) Information About Parties To The Transaction: Registered Investment Companies And Business Development Companies.
       This is inapplicable because neither the Registrant nor the company to be acquired falls into either indicated category.

       (e) Incorporation By Reference. This is inapplicable because there is no proxy statement into which any material can be incorporated by reference

  14A. Item 15. Acquisition Or Disposition Of Property.

  Inapplicable to this Information Statement

  14A. Item 16. Restatement Of Accounts.

  Inapplicable to this Information Statement.

  14A. Item 17. Action With Respect To Reports.

  Inapplicable to this Information Satement.

  14A. Item 18. Matters Not Required To Be Submitted.

  Inapplicable to this Information Statement.

  14A. Item 19. Amendment Of Charter, Bylaws Or Other Documents.

  Inapplicable to this Information Statement.

  14A. Item 20. Other Proposed Action.

  Inapplicable to this Information Statement.

  14A. Item 21. Voting Procedures.

  Inapplicable to this Information Statement.

  14A. Item 22. Information Required In Investment Company Proxy
  Statement.

  Inapplicable to this Information Statement.

  14A. Item 23. Delivery Of Documents To Securities Holders Sharing
  An Address.

  Inapplicable to this Information Statement.

  Item 2.        Statement That Proxies Are Not Solicited

  The following statement shall be set forth on the first page of the information statement in bold-face type:

        WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
        NOT TO SEND US A PROXY.

  Item 3.        Interest of Certain Persons In Or Opposition To
                 Matters To Be Acted Upon.

          (a) No securities holder nor the sole director has indicated any intention to oppose either the consent to action reported in this Information Statement or the acquisition proposed.

             (1)              No person other than Floyd D. Wilkenson
              has been a director or officer of the Registrant at any time since the beginning of the last fiscal year.

             (2)              There are no nominees for election as
              directors of the Registrant nor are any elections to be scheduled as part of this Information Statement.

             (3)              No associate of any of the foregoing
              persons has indicated any interest or opposition to matters to be acted upon.

          (b) No director of the Registrant has informed the Registrant in writing that he intends to oppose any action to be taken by the Registrant.

   Item 4.        Proposals by Security Holders

  No proposals in opposition to this consent to action have been received by the Registrant.

  SIGNATURES:

  Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

  STRATEGIC ALLIANCE GROUP, INC. (Registrant)

       /s/  Floyd D. Wilkenson

  By:  Floyd D. Wilkenson, Sole Director
  Dated:    December 9, 2002

  MATERIAL INCORPORATED BY REFERENCE:
  Annual Report of the Registrant on Form 10K SB, for the fiscal year ending September 30, 2002 and filed with the Commission on October 21, 2002.